UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Broadway Financial Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

 Step 1:  Step 2:  Step 3:  Step 4:  Step 5:  Go to www.envisionreports.com/BYFC.  Click on Cast Your Vote or Request Materials. Follow the instructions on the screen to log in.  Make your selections as instructed on each screen for your delivery preferences. Vote your shares.  www.envisionreports.com/BYFC  Easy Online Access — View your proxy materials and vote.  Online  Go to www.envisionreports.com/BYFC or scan the QR code — login details are located in the shaded bar below.  Stockholder Meeting Notice  Important Notice Regarding the Availability of Proxy Materials for the Broadway Financial Corporation Stockholder Meeting to be Held on June 30, 2025  Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!  THIS IS NOT A VOTABLE BALLOT. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Broadway Financial Corporation 2024 Annual Report and 2025 Proxy Statement are available at:  045M3B  When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.  Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before June 20, 2025 to facilitate timely delivery.  2 N O T   Broadway Financial Corporation

 Here’s how to order a copy of the proxy materials and select delivery preferences:  Current and future delivery requests can be submitted using the options below.  If you request an email copy, you will receive an email with a link to the current meeting materials.  PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.  Internet – Go to www.envisionreports.com/BYFC. Click Cast Your Vote or Request Materials.  Phone – Call us free of charge at 1-866-641-4276.  Email – Send an email to investorvote@computershare.com with “Proxy Materials Broadway Financial Corporation” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.  To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by June 20, 2025.  1.  To elect the three directors named in the proxy statement to serve until the Annual Meeting of Stockholders of Broadway Financial Corporation to be held in the year 2028 or until their successors are elected and have been qualified;  01 - Robert C. Davidson, Jr. 02 – John M. Driver  03 – Dutch C. Ross III  2.  To ratify on an advisory (non-binding) basis the appointment of Crowe LLP as the independent registered public accounting firm for the Company for its fiscal year ending December 31, 2025;  3.  To cast an advisory (non-binding) vote to approve executive compensation;  4.  To approve an amendment to the Company’s Certificate of Incorporation to remove the provision specifying the circumstances under which cause for removal of a director shall be deemed to exist;  NOTE: To consider such other business as may properly come before and be voted upon by the stockholders at the Annual Meeting of Stockholders of Broadway Financial Corporation or any postponement or adjournment thereof  PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.  Stockholder Meeting Notice  Broadway Financial Corporation’s Annual Meeting of Stockholders will be held on Monday, June 30, 2025 at 9:00 a.m. PDT, virtually via the internet at https://meetnow.global/M4TQQJ7. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.  Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.  The Board of Directors recommends a vote FOR the election of all the nominees listed under Proposal 1 and FOR Proposals 2, 3 and 4: